SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT

                          TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)            June 29, 2000
                                                  ------------------------------

                               Outsourcing Solutions Inc.
--------------------------------------------------------------------------------
                (Exact Name of Registrant as Specified in Its Character)

                                        Delaware
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                      State or Other Jurisdiction of Incorporation

                333-16867                                    58-2197161
------------------------------------------        ------------------------------
        (Commission File Number)                            (IRS Employer
                                                        Identification Number)


   390 South Woods Mill Road, Suite 350
          Chesterfield, Missouri                             63017
--------------------------------------------      ------------------------------
 (Address of Principal Executive Officer)                  (Zip Code)

(Registrant's Telephone Number, Including Area Code)         (314) 576-0022
                                                          ----------------------

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 4.  Changes in Registrant's Certifying Accountant.

(a) Deloitte & Touche LLP ("Deloitte & Touche"), which was previously engaged as the independent accountants to audit the financial statements of Outsourcing Solutions Inc. (the "Company"), was dismissed on June 29, 2000, by unanimous consent of the registrant's Board of Directors, pursuant to the recommendation of the registrant's Audit and Compliance Committee. On the same date, also pursuant to the recommendation of the Company's Audit and Compliance Committee, the Company's Board of Directors approved the selection of PriceWaterhouseCoopers LLP as its independent accountants for fiscal year 2000. The following information is set forth pursuant to Reg. Sec. 229.304 of Regulation S-K of the Securities Act of 1933 (the "Act"):

        (i) Deloitte & Touche's report on the financial statements of the Company for the past two years contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

        (ii) During the two most recent fiscal years and each subsequent interim period preceding June 29, 2000, there have been no disagreements with Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

        (iii) The Company provided Deloitte & Touche with a copy of this disclosure and requested that Deloitte & Touche furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of that letter is filed as Exhibit 16.1 to this Form 8-K.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             OUTSOURCING SOLUTIONS INC.
                                     -------------------------------------------
                                                              (Registrant)

Date:   June 30, 2000           By:  /s/ Gary L. Weller
                                     -------------------------------------------
                                       Gary L. Weller
                                       Executive Vice President and
                                          Chief Financial Officer

Exhibit 16.1

June 29, 2000

Securities and Exchange Commission Mail Stop 11-3 450 5th Street, N.W.

Washington, DC 20549

Dear Sirs/Madams:

We have read and agree with the comments in Item 4 of Form 8-K of Outsourcing Solutions Inc. dated June 29, 2000.

                             Yours truly,

                             /s/ Deloitte & Touche LLP
                             St. Louis, Missouri